UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2004

(Date of earliest event reported)

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30203	94-3208477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1005 Hamilton Court, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      (650) 847-0000

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press release issued by the Registrant, dated as of April 5, 2004

ITEM 12:    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 5, 2004, Nuance issued a press release announcing a change in its estimate of revenue for the quarter ended March 31, 2004. A copy of the release is attached as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto is furnished, and shall not be deemed “filed”, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 5, 2004	Nuance Communications, Inc.
(Registrant)

/s/ Karen Blasing

Karen Blasing
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued by the Registrant, dated as of April 5, 2004